SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 9, 2018.

MFS® Government Securities Fund

Effective September 1, 2018, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager	Since	Title
Geoffrey Schechter	2006	Investment Officer of MFS
Jake Stone	September 2018	Investment Officer of MFS
Effective September 1, 2018, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI.
Portfolio Manager	Primary Role	Five Year History
Geoffrey Schechter	Portfolio Manager	Employed in the investment area of MFS since 1993
Jake Stone	Portfolio Manager	Employed in the investment area of MFS since July 2018; Vice President, Portfolio Analyst, Fixed Income Portfolio Management Team, Wellington Management Company, LLP from September 2013 to July 2018

1035766                     1                                                                                                         MFG-SUP-I-080918